Exhibit 23(c)

                       Consent of DFC's Financial Advisors


                  We consent to the inclusion of the form of our Fairness Opinion to be issued to Dime Financial Corporation, and to the reference to our firm, in this Registration Statement on Form S-4.



                                    A.G. EDWARDS & SONS, INC.

July 8, 1998